Exhibit 10.2

COLLABORATION AGREEMENT

by and between

SEATTLE GENETICS, INC.

and

APPLERA CORPORATION

through its

CELERA GENOMICS GROUP

i

COLLABORATION AGREEMENT

THIS COLLABORATION AGREEMENT (this “Agreement”), effective as of July 20, 2004 (the “Effective Date”), is by and between APPLERA CORPORATION, a Delaware corporation, through its CELERA GENOMICS GROUP (“Celera”), having a place of business at 45 West Gude Drive, Rockville, Maryland 20850, and SEATTLE GENETICS, INC., a Delaware corporation (“SGI”), having a place of business at 21823 30th Drive S.E., Bothell, WA 98021.

WHEREAS, SGI has expertise in the discovery, development and manufacture of therapeutic products based on monoclonal antibodies and antibody-drug conjugates;

WHEREAS, Celera has expertise and technology in genomics and proteomics research which are useful for the identification of proteins associated with human diseases and conditions; and

WHEREAS, SGI and Celera desire to engage in a collaborative program for the discovery, research, development and commercialization worldwide of therapeutic products based on monoclonal antibodies and antibody-drug conjugates directed to proteins identified by Celera using its expertise and technology.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the Parties (as defined below) agree as follows:

Article 1 Definitions

1.1 “ADC Product” means a Designated Antibody that is linked to a cytotoxin or cytostatic compound and that contains, uses, or is made using SGI ADC Technology during performance of the Collaboration Program.

1.2 “ADR” means alternate dispute resolution in accordance with the procedures set forth in Article 15.

1.3 “Affiliate(s)” means, with respect to any person or entity, any other person or entity, which controls, is controlled by or is under common control with such person or entity. For purposes of this definition, a person or entity is in “control” of an entity if it owns or controls [***] or more of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority), or otherwise has the power to control the management and policies of such other entity. An entity only retains the rights and is subject to the obligations of an Affiliate for so long as such entity continues to satisfy the definition in this Section 1.3.

1.4 “Affirmative Notice” has the meaning defined in Section 3.4 hereof.

1.5 “Allowable Expenses” means, with respect to a Collaboration Product, the Internal Expenses and External Expenses incurred by a Party through the [***] for such Collaboration Product for [***] and calculated in accordance with the Collaboration Accounting Policy, consistently applied.

1.6 “Antibody Royalties” has the meaning defined in Section 8.5 hereof.

1.7 “Annual Budget” has the meaning defined in Section 3.19 hereof.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.8 “Backup Candidate” means any Designated Antibody or ADC Product that: (a) is not a Collaboration Product and (b) binds specifically to a Designated Antigen [***].

1.9 “Blind Review” means the determination by an independent Third Party whether a particular Validated Celera Antigen Target conflicts with any of the SGI Targets, which determination will be performed pursuant to Section 3.3, using the methodology set forth in Exhibit 3.3 and in a manner that would not reveal the identity of such targets to SGI, its Affiliates or any other Third Party.

1.10 “BMS Agreement” means the License Agreement between SGI and Bristol-Myers Squibb Company dated March 30, 1998, as amended on June 8, 1998, June 26, 1998, July 29, 1999, July 26, 2000 and March 22, 2002.

1.11 “Celera Antigen Target” means any [***] identified by Celera in Celera’s proteomics program from any [***].

1.12 “Celera Collaboration Patent Rights” means Collaboration Patent Rights that:

(a)	claim inventions conceived solely or jointly by employees of either or both Parties in the course of performing under this Agreement, that are not SGI Collaboration Patent Rights and that primarily relate to: [***];[***],[***]; or [***]; or

(b)	claim inventions conceived solely by employees or agents of Celera in the course of performing under this Agreement, that do not claim [***].

1.13 “Celera Collaboration Technology” means Collaboration Technology that is Derived:

(a)	solely or jointly by employees of either or both Parties in the course of performing under this Agreement, that is not SGI Collaboration Technology and that primarily relates to: [***];[***]; or [***]; or

(b)	solely by employees or agents of Celera in the course of performing under this Agreement and that does not relate to [***].

Celera Collaboration Technology will be Celera’s Confidential Information

1.14 “Celera Exclusive Diagnostic Product” means any Diagnostic Product (other than an SGI Exclusive Diagnostic Product) that uses or is Derived from any [***].

1.15 “Celera Independent Patent Rights” means Patent Rights Controlled by Celera as of the Effective Date and Celera’s Post-Signature Patent Rights, [***].

1.16 “Celera Independent Technology” means Material and Technology Controlled by Celera as of the Effective Date and Celera’s Post-Signature Technology, [***] Celera Independent Technology is Celera’s Confidential Information.

1.17 “Celera Validation” means a process of evaluating a Celera Antigen Target in accordance with the Research Plan.

1.18 “Celera Validation Data” means all data with respect to a Celera Antigen Target developed by Celera in performance of a Celera Validation of such Celera Antigen Target, which data shall meet the specifications and requirements set forth in the Research Plan. All Celera Validation Data will be Celera Confidential Information.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.19 “Coded Data” means the anonymized data delivered by Celera to SGI pursuant to Section 3.4, which data shall meet the specifications and requirements set forth in the Research Plan. All Coded Data will be Celera Confidential Information.

1.20 “Collaboration Accounting Policies” means the accounting policies adopted by the JSC to be used in determining Profit and Loss will be, in all material respects, consistent with Generally Accepted Accounting Principles (“GAAP”) and any applicable regulations in the United States.

1.21 “Collaboration Field” means the [***]. The Collaboration Field does not include [***] whether or not Derived from any Designated Antigen.

1.22 “Collaboration Patent Rights” means Patent Rights that claim any invention that is part of Collaboration Technology.

1.23 “Collaboration Product” means any Designated Antibody or ADC Product that is selected by the JSC at the Preclinical Decision Point in accordance with Section 3.8 for jointly funded research, development and Commercialization pursuant to the terms of this Agreement.

1.24 “Collaboration Program” means the collaborative research, development, manufacturing, Regulatory Approval and Commercialization activities in the Collaboration Field undertaken pursuant to the Research Plan, any Development and Commercialization Plan(s) and otherwise under this Agreement.

1.25 “Collaboration Technology” means Technology and Materials Derived by or for a Party during and pursuant to the performance of the Collaboration Program.

1.26 “Combination Product” has the meaning provided in Section 1.62(b).

1.27 “Commence Development” and cognates thereof mean initiation, pursuant to any Research Plan or Development and Commercialization Plan, of development of [***] pursuant to this Agreement.

1.28 “Commercialize” and cognates thereof mean the sale, transfer or promotion of a product or service to a Third Party for cash or other consideration.

1.29 “Confidential Information” means non-public proprietary data, information, Materials or Technology (in any form), which is disclosed by such Party (“Disclosing Party”) to the other Party (“Receiving Party”) pursuant to this Agreement or is otherwise expressly deemed to be Confidential Information in this Agreement. Confidential Information will not include data, information, Materials, or Technology which, and only to the extent, a Receiving Party can establish by written documentation:

(a)	is part of the public domain prior to disclosure of such information by the Disclosing Party to the Receiving Party or becomes part of the public domain, without the fault of the Receiving Party, subsequent to disclosure of such information by the Disclosing Party to the Receiving Party;

(b)	has been received by the Receiving Party at any time from a source, other than the Disclosing Party, rightfully having possession of and the right to disclose such information free of confidentiality obligations;

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)	has been otherwise known by the Receiving Party free of confidentiality obligations prior to disclosure of such information by the Disclosing Party to the Receiving Party;

(d)	has been independently developed by employees or others on behalf of the Receiving Party without use of such information disclosed by the Disclosing Party to the Receiving Party.

Specific aspects or details of Confidential Information will not be deemed to be within the public knowledge or in the prior possession of the Receiving Party merely because the aspects or details of the Confidential Information are embraced by general disclosures in the public domain or in the prior possession of the Receiving Party. In addition, any combination of Confidential Information will not be considered in the public knowledge or in the prior possession of the Receiving Party merely because individual elements thereof are in the public domain or in the prior possession of the Receiving Party, unless the combination are in the public knowledge or in the prior possession of the Receiving Party.

With respect to Confidential Information which is jointly created or Controlled by the Parties under this Agreement, [***]

Further, for avoidance of doubt, Confidential Information will include Confidential Information received by the Disclosing Party from a Third Party. Prior to disclosure of any Third Party Confidential Information to the Receiving Party, the Disclosing Party will determine whether it has the right to make such disclosure and will advise the Receiving Party of any additional terms or conditions applicable to such Third Party Confidential Information.

1.30 “Continuing Party” means a Party that elects to continue development and Commercialization of a Discontinued Product Candidate pursuant to Section 3.10 or a Party that elects to continue funding of a Unilateral Product pursuant to Section 8.4 after the Discontinuing Party elects to discontinue funding.

1.31 “Control” and cognates thereof mean, with respect to Technology, Patent Rights, Materials, and/or Confidential Information, the possession of the ability to grant licenses or sublicenses or to otherwise disclose, without violating the terms of any agreement or other arrangement with, or the rights of, any Third Party.

1.32 “Cost of Goods Sold” means, with respect to the Revenue derived from any Collaboration Product, the actual direct and indirect costs incurred by the Designated Party identifiable to the Collaboration Program or any Collaboration Products in support of the [***]. Direct costs will include [***]. Indirect costs identifiable to the production effort will include, but not be limited to, items treated as [***]. Notwithstanding anything to the contrary, Cost of Goods Sold will [***].

1.33 “Derive” and cognates thereof mean to obtain, develop, acquire, make, invent, discover, create, synthesize, design, or result from, to be based upon or to otherwise generate (whether directly or indirectly, or in whole or in part).

1.34 “Designated Antibody” means any monoclonal antibody or antibody fragment or a derivative thereof that: (a) binds specifically to a Designated Antigen; and (b) is generated by SGI during performance of the Collaboration Program.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.35 “Designated Antigen” means a Validated Celera Antigen Target nominated by Celera pursuant to Section 3.2 and selected by SGI for SGI Validation pursuant to Section 3.6. All Designated Antigens will be Celera Confidential Information.

1.36 “Designated Party” or “Designated Parties” means the Party(ies) or a Third Party designated, pursuant to Section 4.4(b), by the JSC or by the Research Plan or the applicable Development and Commercialization Plan to perform specific functions provided in this Agreement or in the Research Plan or the applicable Development and Commercialization Plan.

1.37 “Development Costs” means, with respect to the Collaboration Program, the actual direct and indirect costs incurred by a Party identifiable to the Collaboration Program in support of: [***]. The actual costs will include the direct and indirect costs of conducting research, development, and clinical activities with respect to the Collaboration Program. Direct costs will include [***]. Indirect costs identifiable to the research and development effort will include, but not be limited to, items treated as [***] to the Collaboration Program in support of the research and development process.

1.38 “Development and Commercialization Plan” means, for each Collaboration Product, a written description which sets forth in reasonably specific detail: the specifications of such Collaboration Product; the plans for preclinical and clinical development, Regulatory Filings and Regulatory Approvals, manufacturing scale-up, forecasting and performance, and Commercialization and licensing activities, including use of any Third Party to perform material portions of such activities; the timelines, plan budget, and expected distribution of responsibilities for such activities; and the expected return from the Commercialization of such Collaboration Product, in each case as established by the JSC pursuant to Section 3.11 and as set forth in Exhibit 1.38.

1.39 “Diagnostic Product” means any product used for [***].

1.40 “Discontinued Product Candidate” means any Designated Antibody or ADC Product that binds specifically to [***].

1.41 “Discontinuing Party” means a Party that elects, pursuant to Section 3.10(a), not to continue research, development and Commercialization of a Discontinued Product Candidate or a Party that elects, pursuant to Section 8.4, not to continue funding research, development and Commercialization of a Collaboration Product.

1.42 “Disputes” has the meaning defined in Section 15.1 hereof.

1.43 “Exploit” and cognates thereof mean: (a) with respect to a Patent Right, making, having made, using, selling, offering for sale or importing an invention claimed in such Patent Right, or granting license rights under such Patent Right to do any of the foregoing; and (b) with respect to Technology or Materials, using or transferring the Technology or Materials or part thereof in conjunction with the making, having made, using, selling, offering for sale and importing of a product or method, or granting license rights under such Technology to do any of the foregoing.

1.44 “External Expense” means all actual costs (including taxes and duties) paid to a Third Party identifiable to a Collaboration Product in support of each Development and Commercialization Plan.

1.45 “FDA” means: (a) with respect to the United States, the Food and Drug Administration or the successor thereto; or (b) with respect to any other country, the governing health authority of such country.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.46 “Full Time Equivalent” or “FTE” shall mean the equivalent of full-time work of a person, carried out by one or more employees of the Parties, who devotes a portion of his or her time, consisting of [***], to the Collaboration Program in support of development of a Collaboration Product during any period of [***].

1.47 “General and Administrative Expenses” or “G&A” means [***], calculated in accordance with the Collaboration Accounting Policy. In no event, will G&A charged to a particular Collaboration Product [***].

1.48 “IND” means an investigational new drug application filed with the FDA in the United States, or any corresponding filing or submission with the Regulatory Authority in any country required to commence human clinical testing of any Collaboration Product or Unilateral Product.

1.49 “IND-Enabling GLP Toxicology Studies” means any one of, or combination of, genotoxicity, acute toxicology, safety pharmacology, and sub-chronic toxicology studies in species that satisfy applicable regulatory requirements using applicable good laboratory practices which are designed to meet the standard necessary for submission as part of an IND filing with a Regulatory Authority and are meant to enable the commencement of dosing of a Collaboration Product in human subjects.

1.50 “Internal Expenses” means all expenses associated with an FTE. The rate per FTE shall include, but shall not be limited to, direct labor (including fringe benefits), direct materials (including taxes and duties), indirect labor (including fringe benefits), materials, occupancy costs, depreciation of property, plant and equipment, and G&A identifiable to the Annual Budget for a Collaboration Product in support of each Development and Commercialization Plan. The Parties agree that for a period of [***] following the execution of this Agreement, the rate per FTE shall be [***] for each Party, and shall [***] by an amount to be determined by the JSC in the Annual Budget thereafter.

1.51 “IP Costs” means all costs included for intellectual property related activities described in Article 10.

1.52 “IP Review” means an internal review conducted by SGI legal, scientific and other necessary personnel and any outside legal counsel together with a discussion between the Parties’ legal counsel regarding the [***] and performed pursuant to Section 3.5.

1.53 “IP Review Information” has the meaning defined in Section 3.5 hereof

1.54 “Joint Collaboration Patent Rights” means Collaboration Patent Rights that claim inventions, conceived or made jointly by employees or agents of both Parties in the course of performing under this Agreement and that are not Celera Collaboration Patent Rights or SGI Collaboration Patent Rights.

1.55 “Joint Collaboration Technology” means Collaboration Technology that is Derived jointly by employees or agents of both Parties in the course of performing under this Agreement and that is not Celera Collaboration Technology or SGI Collaboration Technology.

1.56 “Joint Steering Committee” or “JSC” means the committee formed and functioning pursuant to Article 4 hereof to manage research, development and Commercialization pursuant to the Research Plan and the Development and Commercialization Plans.

1.57 “License Revenue” means [***], but excluding any amounts received solely as: [***] In the event consideration for license rights to make, use or sell any Unilateral Products is [***].

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.58 “Loss” means, solely for purposes of this Agreement and solely if the amount resulting from the following calculation is a negative number, in connection with each Collaboration Product, [***]. Thereafter, solely for purposes of this Agreement and solely if the amount resulting from the following calculation is a negative number, in connection with each Collaboration Product that progresses beyond [***], all allocated to such Collaboration Product and calculated in accordance with the Collaboration Accounting Policy, consistently applied.

1.59 “Major Market Countries” means the [***].

1.60 “Marketing and Advertising Expenses” means, with respect to Collaboration Products, the actual direct and indirect costs identifiable to the Development and Commercialization Plan in support of the marketing and advertising of a Collaboration Product, calculated in accordance with Collaboration Accounting Policy, consistently applied. Direct internal costs will include, but not limited to, travel, salaries and related fringe benefits of marketing personnel directly involved with the advertising and promotion of a Collaboration Product. Direct external costs will include, but not be limited to, the following: (a) advertisements appearing in journals, newspapers, magazines and other media (including direct mail and electronic media); (b) publication and medical information activities and continuing medical education; (c) seminars, medical meetings and conventions; (d) promotional literature, visual aids and other selling and training materials; (e) market research; (f) symposia, advisory panels and opinion leader development activities; (g) patient assistance program activities; (h) other Collaboration Product-related public relations and communication activities; (i) expenses of post-approval commitments; (j) reimbursement hotlines; and (k) expenses of post-registration marketing oriented studies. Indirect internal costs identifiable to the marketing and advertising effort will include, but will not be limited to, indirect labor, fringe benefits and office related expenses, including occupancy costs.

1.61 “Materials” means, individually and collectively, formulations, nucleic acids including DNA, RNA and PNA, vectors, antigens, antibodies, microbiological cultures or strains, cell lines, tumor tissues, peptides, proteins, molecules, compounds, compositions, and combinations or components thereof.

1.62 “Net Sales” means:

(a)	the gross invoiced price of any Royalty Product sold to a Third Party by a Party, its Affiliate or sublicensee, [***] and consistently calculated in accordance with GAAP:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***]; and

(v)	[***].

(b)	With respect to Combination Products, the [***] of such Combination Products billed to Third Parties by a Party, [***] If there is no established current gross selling price for the Royalty Product A or for the other active ingredient(s) B, then for the purposes of calculating Net Sales, the Parties agree to discuss in good faith the relative values of Royalty Product A and the other active ingredient(s) B so as to arrive at a fair gross invoiced price for Combination Products upon which to base the Net Sales thereof. For purposes of this Agreement, “Combination Product” means a therapeutic Royalty Product that contains or that is sold together in combination with [***].

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)	Sale or transfer of a Royalty Product by or for a Party to an Affiliate or Third Party collaborator of that Party for resale by such Affiliate or Third Party collaborator [***]. Sale or transfer of a Royalty Product by or for a Party to an Affiliate of that Party for end-use by such Affiliate [***].

(d)	Net Sales [***].

(e)	In the event that a Party, its Affiliate or sublicensee make any adjustments to such deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments shall be reported and reconciled in the next report and payment of any royalties due.

1.63 “Opt Out Date” has the meaning defined in Section 8.4(a) hereof.

1.64 “Opt Out Option” has the meaning defined in Section 8.4(a) hereof.

1.65 “Opt Out Product Candidate” has the meaning defined in Section 8.4(b) hereof.

1.66 “Party” means SGI or Celera, and “Parties” means SGI and Celera.

1.67 “Patent Rights” means rights conferred by: (a) patent applications filed in any country; (b) all patents including supplemental protection certificates that have issued or in the future issue from any of the foregoing, including, without limitation, utility models, design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, re-examination certificates, renewals, extensions or additions to any such patents and patent applications (as applicable).

1.68 “Phase IIA Clinical Trial” means a human clinical trial in any country that is intended to initially evaluate the effectiveness of a Collaboration Product for a particular indication or indications in patients with the disease or indication under study or that would otherwise satisfy requirements of 21 CFR §312.21(b), or its foreign equivalent.

1.69 “Phase IIB Clinical Trial” means a human clinical trial in any country that is intended to preliminarily assess the effectiveness of a Collaboration Product for a particular indication, the clinical doses of such Collaboration Product for a Phase III Clinical Trial, and the safety profile of such Collaboration Product.

1.70 “Phase III Clinical Trial” means a controlled, and usually multi-center, human clinical trial in any country that involves patients with the disease or condition of interest and that seeks to obtain sufficient efficacy and safety data to support Regulatory Approval of a Collaboration Product for a particular indication or indications.

1.71 “Post Phase IIA Opt Out Period” has the meaning defined in Section 8.4(a) hereof.

1.72 “Post-Signature Patent Rights” means Patent Rights [***].

1.73 “Post-Signature Technology” means Technology and Materials [***].

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.74 “Preclinical Decision Point” means, with respect to any Designated Antibody or any ADC Product, the point at which [***] set forth in the Research Plan.

1.75 “Profit” means, solely for purposes of this Agreement and solely if the amount resulting from the following calculation is not a negative number, in connection with each Collaboration Product, [***] Thereafter, solely for purposes of this Agreement and solely if the amount resulting from the following calculation is not a negative number, in connection with each Collaboration Product that [***] and calculated in accordance with the Collaboration Accounting Policy, consistently applied.

1.76 “Regulatory Approval” means the technical, medical and scientific licenses, registrations, authorizations and approvals required for marketing or use of a product (including, without limitation, approvals of, biologic license applications, investigational new drug applications, pre- and post- approvals, pricing and Third Party reimbursement approvals, and labeling approvals and any supplements and amendments to any of such approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the development, manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Collaboration Products or Unilateral Products in a regulatory jurisdiction. In the United States, its territories and possessions, Regulatory Approval means approval of a biologics license application, new drug application or equivalent by the FDA.

1.77 “Regulatory Authority” means the FDA and/or any national, supra-national (e.g., the European Commission, the Council of the European Union, or the European Agency for the Evaluation of Medicinal Products), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country or supra-national territory of the world having jurisdiction over granting a Regulatory Approval for a Collaboration Product or Unilateral Product.

1.78 “Regulatory Filings” means a, biologics license application, new drug application and/or any other comparable filings as may be required by Regulatory Authorities to obtain Regulatory Approvals for a product in the Collaboration Field.

1.79 “Rejected Target” means: [***].

1.80 “Research Plan” means the research roles, responsibilities and deliverables of each Party and the timelines therefor as set forth in Exhibit 1.80. The Research Plan will include, without limitation, general criteria and procedures for [***]. The Research Plan may be amended by the Parties pursuant to Section 16.17.

1.81 “Research Term” means the [***] and any extension thereto authorized by the Parties pursuant to Section 3.9.

1.82 “Revenue(s)” means, with respect to each Collaboration Product, the sum of the following, determined in accordance with Collaboration Accounting Policies, consistently applied: (a) [***], and (b) [***] in connection with a Collaboration Product approved by the JSC.

1.83 “Review Period” has the meaning defined in Section 3.4 hereof.

1.84 “Royalty Product” means any Unilateral Product subject to royalties pursuant to Section 8.4(a) and any Diagnostic Product subject to royalties pursuant to Section 8.9.

1.85 “Royalty Term” means [***].

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.86 “Sales Revenue” means:

(a)	the gross invoiced price of any Collaboration Product sold to a Third Party solely or jointly by the Parties, their respective Affiliates or sublicensees, [***] consistently calculated in accordance with GAAP:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***]; and

(v)	[***].

(b)	Sale or transfer of a Collaboration Product by or for a Party to an Affiliate or Third Party Collaboration of that Party for resale by such Affiliate [***]. Sale or transfer of a Collaboration Product by or for a Party to an Affiliate of that Party for end-use by such Affiliate [***].

(c)	Net Sales [***].

(d)	In the event that a Party, its Affiliate or sublicensee make any adjustments to such deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments shall be reported and reconciled in the next report and payment of any royalties due.

1.87 “Selling and Promotion Expenses” means, with respect to a Development and Commercialization Plan, the actual direct and indirect costs identifiable to a Collaboration Product and necessary for the selling, promotion or support of a Collaboration Product, calculated in accordance with Collaboration Accounting Policy, consistently applied. Direct internal costs will include costs identifiable to the Collaboration Product for the sales and/or promotion of a Collaboration Product including, but not limited to, salaries and related fringe benefits of the field-based sales organizations and professional services personnel and their related transportation and travel expenses, training, sales meetings, call detail reporting, sales personnel monitoring and tracking, computer hardware and software (to the extent not capitalized as capital equipment), and expenses associated with selling to the [***]. Indirect internal costs identifiable to the selling and promotion effort will include, but not be limited to, indirect labor, fringe benefits and office expenses, including occupancy.

1.88 “SGI ADC Technology” means Technology Controlled by SGI covering chemical compositions and methods of attaching cytotoxins or cytostatic compounds to antibodies (or fragments thereof), including the compositions and methods of making and using cytotoxic or cytostatic compounds such as [***], as well as any improvements or modifications to any of the foregoing. For clarity, SGI ADC Technology excludes SGI Collaboration Technology.

1.89 “SGI Collaboration Patent Rights” means Collaboration Patent Rights that:

(a)	claim inventions conceived solely or jointly by employees of either or both Parties in the course of performing under this Agreement, that are not Celera Collaboration Patent Rights and that primarily relate to: (i) compositions of matter of [***]; (ii) methods of making [***]; and/or (iii) [***]; or

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	claim inventions conceived solely by employees or agents of SGI in the course of performing under this Agreement and not relating to Designated Antigens or modifications thereof.

1.90 “SGI Collaboration Technology” means Collaboration Technology that is Derived:

(a)	solely or jointly by employees of either or both Parties in the course of performing under this Agreement, that is not Celera Collaboration Technology and that primarily relates to: (i) [***]; and/or (iii) [***]; or

(b)	solely by employees or agents of SGI in the course of performing under this Agreement and not relating to Designated Antigens or modifications thereof.

SGI Collaboration Technology will be SGI Confidential Information.

1.91 “SGI Exclusive Diagnostic Product” means any Collaboration Product or Unilateral Product, or any Designated Antibody that [***].

1.92 “SGI Independent Patent Rights” means Patent Rights Controlled by SGI as of the Effective Date and SGI’s Post-Signature Patent Rights [***].

1.93 “SGI Independent Technology” means Material and Technology Controlled by SGI as of the Effective Date and SGI’s Post-Signature Technology, [***]. SGI Independent Technology is SGI’s Confidential Information.

1.94 “SGI In-Licenses” means the following agreements, and all further amendments or modifications thereto: [***].

1.95 “SGI Targets” means all protein targets that SGI provides to the independent Third Party for the Blind Review, which targets SGI desires not to include in the Collaboration Program.

1.96 “SGI Validation” means a process of evaluating a Designated Antibody or ADC Product in accordance with the Research Plan.

1.97 “SGI Validation Data” means all data with respect to a Designated Antibody or an ADC Product developed by SGI in performance of a SGI Validation of such Designated Antibody or ADC Product as set forth in the Research Plan. SGI Validation Data will be SGI’s Confidential Information.

1.98 “Technology” means conceptions, ideas, innovations, discoveries, inventions, processes, machines, formulae, equipment, improvements, enhancements, modifications, technological developments, know-how, show-how, methods, techniques, systems, designs, production systems and plans, software, documentation, data, programs and information and works of authorship, whether or not patentable, copyrightable, or susceptible to any other form of legal protection.

1.99 “Third Party” means an individual, corporation or other entity other than the Parties or their Affiliates.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.100 “Third Party Obligations” has the meaning defined in Section 3.12 hereof.

1.101 “Unilateral Product” means a product comprising or Derived from: [(a) any Discontinued Product Candidate that a Party, pursuant to Section 3.10, elects to continue researching, developing and Commercializing after the other Party elects not to; or (b) any Collaboration Product for which a Party, pursuant to Section 8.4, elects to continue funding research, development and/or Commercialization activities after the other Party opts out].

1.102 “Valid Claim” means: (a) any claim in any issued, active, unexpired patent which has not been withdrawn, cancelled, lapsed or disclaimed, or held unpatentable, invalid or generally unenforceable by a non-appealed or nonappealable final decision by a court or other appropriate body of competent jurisdiction; [***].

1.103 “Validated Celera Antigen Target” means any [***] determines, pursuant to a [***], as meeting the requirements set forth in the Research Plan.

Article 2 Exclusivity

2.1 Collaboration Exclusivity. Except as otherwise provided in this Agreement, during the term of this Agreement, the Parties will work exclusively with each other with respect to each Designated Antigen in the Collaboration Field.

2.2 Other Party Activities. Except for the exclusive collaboration with respect to Designated Antigens described in Section 2.1, nothing in this Agreement will restrict either Party or its respective Affiliates from any activities for any purpose. SGI will be free to Exploit SGI Independent Technology and SGI Independent Patent Rights, and Celera will be free to Exploit Celera Independent Technology, including any Rejected Target and any Celera Antigen Target that is not a Designated Antigen, and Celera Independent Patent Rights for any purpose. Celera also may freely Exploit any Designated Antigen outside the Collaboration Field for any indication for any purpose.

2.3 Diligence. The Parties will diligently pursue their obligations as specified in this Agreement and in the Research Plan and any Development and Commercialization Plan(s) approved by the JSC. If (a) SGI has not commenced any [***], (b) a Designated Antibody or an ADC Product has [***], or (c) the JSC has otherwise determined that [***], then, in each case, [***].

2.4 Rejected Targets. A Rejected Target will not be subject to the Collaboration Program as of the date it becomes a Rejected Target, and Celera thereafter may develop and Commercialize such Rejected Target for any purpose (both inside and outside of the Collaboration Field) according to the terms of this Agreement, directly or through Third Parties, without accounting to SGI. [***]. In addition, such [***], provided, however, that (i) SGI notifies Celera of such [***]. All Celera Validation Data associated with a Rejected Target will remain Celera’s Confidential Information subject to Article 11. The Materials provided by Celera relating specifically to any Rejected Target will be returned to Celera along with all associated Celera Validation Data and the IP Review Information.

2.5 Celera Exclusive Diagnostic Products. Subject to Section 2.6, Celera will have the sole and exclusive right to develop, Commercialize and otherwise Exploit any Celera Exclusive Diagnostic Product. Celera will pay royalties to SGI as provided in Section 8.9 on Celera Exclusive Diagnostic Products.

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2.6 SGI Exclusive Diagnostic Products. If, at either [***] If Celera notifies SGI that it [***] in accordance with the projected timelines for the relevant [***]. If Celera either notifies SGI that it [***], SGI may, by written notice to Celera, elect to [***] that binds specifically to the [***]. Subject to the payment of royalties to Celera pursuant to Section 8.9, Celera will [***]. For clarity, Celera may develop and Commercialize a Diagnostic Product (other than an SGI Exclusive Diagnostic Product) that [***].

Article 3 Collaboration Program Responsibilities

3.1 Research Plan. The Parties, on the Effective Date, have agreed on a Research Plan and included the same in Exhibit 1.80 attached hereto.

3.2 Celera Antigen Targets. At its discretion but in accordance with this Section 3.2, Celera will select Celera Antigen Targets for Celera Validation. Celera will present Validated Celera Antigen Targets for Blind Review as follows: (a) a [***], and (b) a [***].

3.3 Blind Review. Promptly after the Effective Date, SGI will nominate and the Parties will agree upon and jointly retain an independent, qualified expert to conduct a Blind Review. The Parties will enter into a three-party services agreement, substantially as provided in Exhibit 3.3 attached hereto, which, amongst other things, will require the expert to retain in confidence the Validated Celera Antigen Targets and the SGI Targets disclosed to the expert. The cost of a Blind Review will be [***]. Celera shall provide SGI and the expert at least [***] prior written notice of its intention to submit one or more Validated Celera Antigen Targets for Blind Review. SGI will submit by the end of such notice period an updated list of SGI Targets containing the information set forth in the three-party services agreement. Upon the receipt of such updated list, the expert will promptly determine whether any specific Validated Celera Antigen Target is contained on such list of SGI Targets. The expert will [***]. The expert will [not disclose the amino acid sequence or nucleotide sequence information] or any other information that would reveal the identity of any Validated Celera Antigen Target to SGI and will not disclose information regarding any SGI Target to Celera or any Celera Affiliate.

3.4 Data Review. Within [***] of the expert’s disclosure of the blinded identity of any Validated Celera Antigen Target pursuant to Section 3.3, Celera shall deliver to SGI the Coded Data for any Validated Celera Antigen Target that is not contained on the list of SGI Targets. Within [***] of the receipt of any Coded Data, SGI will notify Celera whether Celera should deliver to SGI the Celera Validation Data for the corresponding target. Celera will have [***] from its receipt of an affirmative notice from SGI to deliver such Celera Validation Data to SGI (the “Affirmative Notice”). Such Celera Validation Data shall contain the [***]. SGI shall complete the review of such Celera Validation Data within [***] of SGI’s receipt of the Coded Data (the “Review Period”).

3.5 IP Review. Any Validated Celera Antigen Target for which SGI has provided Celera an Affirmative Notice will be the subject of an IP Review. Within [***] of Celera’s receipt of the Affirmative Notice, Celera will disclose to designated SGI patent counsel and SGI patent search personnel [***] (the “IP Review Information”). SGI shall complete an IP Review within the Review Period for the corresponding Validated Celera Antigen Target.

3.6 Designated Antigen Selection. Prior to the end of the Review Period, SGI shall notify Celera in writing its selection or rejection of the Validated Celera Antigen Target(s) under review. [Upon its selection by SGI, a Validated Celera Antigen Target becomes a Designated Antigen. Upon its rejection by SGI, a Validated Celera Antigen Target becomes a Rejected Target].

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3.7 SGI Validation. SGI will Derive Designated Antibodies and ADC Products that bind specifically to each Designated Antigen and will subject each such Designated Antibody and/or ADC Product to SGI Validation. For each Designated Antibody and/or ADC Product meeting the criteria in the Research Plan, SGI will disclose all SGI Validation Data to the JSC within [***] of the selection of such Designated Antigen by SGI, subject to extension by the JSC.

3.8 Collaboration Products. From SGI Validation Data supplied by SGI, the JSC will determine which Designated Antibodies and/or ADC Products that reach a Preclinical Decision Point will be pursued as Collaboration Products.

3.9 Research Term Extension. The Parties may extend the Research Term after the [***] upon written agreement signed by both Parties not less than [***] before expiration of the [***] Research Term.

3.10 Discontinued Product Candidate.

(a)	Within [***] after a Designated Antibody or ADC Product becomes a Discontinued Product Candidate due to the Designated Antigen targeted by such Designated Antibody or ADC Product becoming a Rejected Target under Section 1.79(b), the Parties will meet to decide which of the following will apply:

(i) if SGI wishes to continue research, development and Commercialization of the Discontinued Product Candidate, then Celera will grant to SGI [***] to permit SGI, alone or with others, to Exploit, as a Unilateral Product, the Discontinued Product Candidate and its associated Rejected Target in the Collaboration Field;

(ii) if SGI does not wish to continue research, development and Commercialization of the Discontinued Product Candidate and Celera does, then SGI will grant to Celera an [***] to permit Celera, alone or with others, to Exploit, as a Unilateral Product, the Discontinued Product Candidate and its associated Rejected Target for any purpose [***]; or

(iii) if neither Party wishes to continue research, development and Commercialization of the Discontinued Product Candidate, then [***].

(b)	Within [***] after a Designated Antibody or ADC Product becomes a Discontinued Product Candidate due to the Designated Antigen targeted by such Designated Antibody or ADC Product becoming a Rejected Target under Section 1.79(c), the following will apply:

(i) if Celera notifies SGI in writing that it wishes to continue research, development and Commercialization of the Discontinued Product Candidate, then SGI will grant to Celera an [***] to permit Celera, alone or with others, to Exploit, as a Unilateral Product, the Discontinued Product Candidate and its associated Rejected Target for any purpose [***]; or

(ii) if Celera notifies SGI in writing that it does not wish to continue research, development and Commercialization of the Discontinued Product Candidate, [***].

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3.11 Development and Commercialization Plan. The JSC will prepare a Development and Commercialization Plan for each Collaboration Product which will be attached hereto as Exhibit 1.38.

3.12 Third Party Obligations.

(a)	Each Party will disclose to the JSC any and all monetary obligations to any Third Party (other than those obligations incurred pursuant to Section 4.6) payable by either Party, or both Parties, for rights to develop or Commercialize any Designated Antibody, ADC Product, Collaboration Product or Unilateral Product (“Third Party Obligations”), promptly after becoming aware that a Third Party will be due payment obligations with respect to such Collaboration Product. All Third Party Obligations due with respect to Collaboration Products shall be included as[***], as applicable.

(b)	A Party electing to proceed with a Unilateral Product pursuant to Section 3.10 will be solely responsible for all Third Party Obligations applicable thereto, subject to Section 8.7.

3.13 Clinical Development. Subject to the terms of this Agreement, the Designated Party will lead all preclinical and clinical development pursuant to the applicable Development and Commercialization Plan, and the other Party’s scientific personnel will participate as appropriate. The Designated Party will keep the JSC fully informed of all activities conducted by the Designated Party with respect to any Collaboration Product.

3.14 Technical Assistance. Promptly following the designation of a Collaboration Product, each Party will provide to the other Party, pursuant to the applicable Development and Commercialization Plan, and in accordance with the responsibilities of each Party, such Technology Controlled by such Party and licensed to the other Party under Sections 9.11 and 9.12 (as applicable), including Confidential Information, as may be necessary to conduct the Development and Commercialization Plan. [***].

3.15 Conduct of the Collaboration Program. During the term of the Agreement, each Party will conduct its obligations under the Collaboration Program in accordance with the relevant Research Plan and Development and Commercialization Plan(s). Each Party will provide the personnel, Materials, equipment and other resources [***] to conduct its obligations under the Research Plan and Development and Commercialization Plan(s) for the Collaboration Program. Each Party may employ Third Parties as contractors to perform its responsibilities under the Research Plan or, subject to the Parties’ written consent, a Development and Commercialization Plan; provided, however, if the Party proposes to disclose the other Party’s Confidential Information to such Third Party, the Party must first obtain the other Party’s approval in accordance with Article 11 . Each Party will perform its obligations under the Collaboration Program (whether itself, or with or through a contractor) in accordance with high scientific, clinical and professional standards, and in compliance in all material respects with the requirements of applicable laws, regulations, and any applicable current good laboratory practices.

3.16 Records. Each Party will maintain records, in sufficient detail and in a good scientific, professional and business-like manner, appropriate for patent, manufacturing, quality and Regulatory Approval purposes, which records must be complete and accurate and must fully and properly reflect its work done, results achieved and costs and expenses incurred in the performance of each Development and Commercialization Plan. Non-financial records related to the performance of a Party’s obligations will be made available to the other Party within [***] after any [***] written request by such other Party. Financial records related to Revenues received and Allowable Expenses or elements included in Profit or Loss (as applicable) incurred within the Collaboration Program through the most recently completed

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calendar quarter will be made available pursuant to the provisions of Article 8. Each Party will maintain such records and the information of the other Party contained therein in confidence in accordance with Article 11 .

3.17 Reports. Each Party will keep the other Party informed of the progress of its activities under each Development and Commercialization Plan. The JSC will determine the frequency and content of written summary reports to be provided by each Party to the JSC describing the work done and results achieved in the performance of the Research Plan and each Development and Commercialization Plan.

3.18 Commercialization of Collaboration Products. Commercialization of a Collaboration Product may not occur until the JSC agrees in writing that the Collaboration Product is ready for Commercialization. Furthermore, upon the commencement of the [***], whichever is occurs first, for any Collaboration Product, the Parties shall amend the respective Development and Commercialization Plan for such Collaboration Product in good faith by adding a Commercialization addendum that shall: [***]. The JSC shall amend each Commercialization addendum to the respective Development and Commercialization Plan at least [***], or more frequently if agreed to by the JSC.

3.19 Annual Budget. Within [***] (a) after the selection of each Collaboration Product by the JSC pursuant to Section 3.8 and (b) before the expiration of each [***] of such selection, the Parties shall jointly prepare and agree on a budget that sets forth the estimated Profit (and the defined components of Profit in accordance with the Collaboration Accounting Policies) resulting from the research, development and/or Commercialization of such Collaboration Product for the [***] following such selection [***], whichever is applicable (each, an “[***]”).

Article 4 Governance

4.1 Composition. The Joint Steering Committee (“JSC”) will comprise of [***] representatives of SGI and [***] representatives of Celera named on the Effective Date. Each Party will designate [***] of its representatives on the JSC to serve [***]. The representatives of each Party should have expertise appropriate for the stage of research, development and Commercialization and the associated decision-making requirements. Each Party may change any of its representatives by [***] advance written notice to the other Party and to the other representatives. The JSC may establish subcommittees to oversee particular projects or activities from time to time, and such subcommittees will be constituted as the JSC agrees.

4.2 JSC Responsibilities. The JSC will be responsible for:

(a)	overseeing the implementation of the Research Plan;

(b)	considering the results of Celera Validation;

(c)	considering the results of SGI Validation and selecting Collaboration Products from Designated Antibodies and ADC Products;

(d)	allocating responsibility for Research Plan activities between the Parties, taking into consideration their relevant expertise and available resources;

(e)	monitoring and reviewing the progress of the Research Plan and the results thereof;

(f)	recommending to the Parties any modifications to the Research Plan;

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(g)	facilitating an effective exchange of information between the Parties regarding the Research Plan and any Development and Commercialization Plan(s);

(h)	determining whether a Designated Antigen will be a source of Collaboration Products;

(i)	approving the Annual Budget;

(j)	evaluating the impact of Third Party Obligations on the development and Commercialization of any Collaboration Product and rejecting or accepting such Collaboration Product in view of such Third Party Obligations;

(k)	developing a [***];

(l)	allocating responsibility for each [***];

(m)	monitoring and reviewing the progress of the Development and Commercialization Plans and the results thereof;

(n)	recommending to the Parties any modifications to Development and Commercialization Plans;

(o)	approving the Collaboration Accounting Policies and any subsequent changes thereto;

(p)	approving termination of any Development and Commercialization Plan or abandonment of any Collaboration Product, and determining whether a particular Designated Antibody or ADC Product will not be a Collaboration Product;

(q)	overseeing the Commercialization activities of the Collaboration Program;

(r)	recommending the [***];

(s)	reviewing for approval or rejection a request by a Party to grant a license to a Third Party under any Collaboration Technology or Collaboration Patent Rights; and

(t)	consistent with and subject to Article 9 and Article 10 of this Agreement, overseeing intellectual property matters arising under the Collaboration Program, including, without limitation: (i) assigning responsibility for the preparation, filing, prosecution and maintenance of Joint Collaboration Patent Rights; (ii) reviewing all invention disclosures arising under or relating to the Collaboration Program for the purposes of making patent application filing recommendations to the Parties and for determining proper inventorship and ownership of such inventions; (iii) establishing policies for the filing of foreign patent applications arising from the Collaboration Program; (iv) creating and approving, as necessary, a budget for management of intellectual property related costs to be shared by the Parties pursuant to this Agreement; (v) determining which Collaboration Products should be marked with which Patent Right numbers; and (vi) addressing any other intellectual property issues referred to the JSC pursuant to the terms of this Agreement.

4.3 Meetings. Unless otherwise mutually agreed to by the co-chairs, the JSC will meet [***] during the term of the Agreement, on such dates and at such times as agreed to by the co-chairs of the JSC, alternating between sites of business operations of the Parties, or such other locations as the Parties

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mutually agree. Upon the mutual agreement of the co-chairs, any such meeting may be conducted by telephone or videoconference. At such meetings, the JSC will discuss the activities conducted under the Collaboration Program and the results thereof and any matters referred to it within the scope of its responsibilities as set forth in Section 4.2. Each Party may permit such visitors to meetings of the JSC as the members thereof mutually agree, provided that such individuals are bound by confidentiality obligations and restrictions on use of information discussed at such meetings. Each Party will be responsible for its own costs in connection with the meetings of the JSC.

4.4 Decisions.

(a)	The JSC will operate by [***] decision and will be deemed to have made a decision only following written agreement of the [***] pursuant to Section 4.5. Any dispute or deadlock within the JSC will be finally resolved by ADR in the manner specified in Article 15 . To the extent [***] to any decision, the JSC may retain appropriate expert assistance, the costs of which will be shared equally by the Parties.

(b)	At a meeting of the JSC, the JSC may designate, pursuant to Section 4.4(a), a Party or Third Party to serve as the “Designated Party” for the performance of particular activities set forth in each Research Plan and/or the applicable Development and Commercialization Plan, or for the performance of specific functions provided in this Agreement or in the Research Plan or any Development and Commercialization Plan. Each Party or Third Party shall remain the Designated Party for such function(s) until the completion of its respective activities or obligations, or until its status as the Designated Party is removed by the JSC pursuant to Section 4.4(a). The Designated Party shall not have the authority to make any decisions or take any actions affecting the Parties [***], as applicable under this Agreement, unless expressly delegated by the JSC. If the JSC delegates a Third Party to act as the Designated Party, then the Parties shall modify the terms of this Agreement accordingly.

4.5 Minutes. Within [***] following each JSC meeting, a representative to the JSC of the Party hosting such meeting (who was present at such meeting) will prepare and provide to each Party a draft copy of the minutes of such meeting which will summarize the decisions of the JSC made in such meeting. Such minutes will become final and enforceable under this Agreement only after being edited (as necessary) and adopted by the written acceptance by the JSC co-chairs.

4.6 In-License Decisions. In the event performance pursuant to the Collaboration Program may require the Parties to obtain rights to intellectual property, Materials and/or Technology from a Third Party, [***].

Article 5 Regulatory Approval

5.1 Regulatory Approvals. The Designated Party will be responsible for the preparation, filing, presentation and maintenance of all Regulatory Filings and for obtaining Regulatory Approval for each Collaboration Product. Notwithstanding the foregoing, the Parties will consult with each other to develop a regulatory strategy for each Collaboration Product and the Designated Party will in good faith consider recommendations of the other Party regarding regulatory strategy for such Collaboration Product.

5.2 Regulatory Communications. The Designated Party will provide the other Party with an opportunity, in advance of submission to a Regulatory Authority, to review and comment on all Regulatory Filings (including written responses to any Regulatory Authority correspondence) regarding

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each Collaboration Product. The Designated Party will provide to the other Party copies of all material written communications from the Designated Party to any applicable Regulatory Authorities (in advance of filing if possible), copies of all material written communications received by the Designated Party from such Regulatory Authorities promptly after receipt, and any adverse finding or communication, oral or written, by such Regulatory Authority regarding each Collaboration Product.

5.3 Product Inserts and Labeling. The Designated Party will be responsible for the text and regulatory compliance of all package labels and product inserts used in connection with the Commercialization of a Collaboration Product. The JSC will review and approve such labels and product inserts.

5.4 Inspection and Audit of Distributor. In the event a Regulatory Authority notifies the Designated Party of an impending audit and such audit involves any Collaboration Product being distributed by or for it, the Designated Party will notify the other Party promptly after receipt of such notice. The other Party will have the right to participate in any such audit to the extent involving Collaboration Products. The Designated Party also will notify the other Party in writing of the results of such inspection or audit promptly after such inspection or audit has occurred. The Designated Party will provide the other Party with copies of any documentation of action resulting therefrom that relates to the Collaboration Product, and all correspondence relating thereto.

5.5 Reporting of Adverse Events. The Parties shall report, and take other actions in relation to, adverse events with respect to each Collaboration Product that are reported or otherwise known to them in accordance with a reporting protocol that is established by the JSC for each Development and Commercialization Plan prior to the commencement of the first clinical trials of the applicable Collaboration Product.

5.6 Recalls and Field Corrections. Prior to commencement of the first clinical trials of any Collaboration Product, the JSC will agree on an equitable mechanism for handling recalls, field corrections and similar process with respect to the applicable Collaboration Product.

Article 6 Manufacturing

6.1 Manufacturer. The Designated Party(ies) for a particular Collaboration Product will manufacture or have manufactured such Collaboration Product, unless otherwise agreed to in writing by the Parties. In accordance with the applicable Development and Commercialization Plan, the Designated Party(ies) will enter into clinical and commercial supply agreements governing supply of such Collaboration Product for clinical trials and Commercialization purposes. The cost of manufacturing (or having manufactured) Collaboration Products will be included in [***] prior to the completion of the [***] for such Collaboration Products and thereafter will be included in the [***].

6.2 Manufacturing Standards. The Designated Party(ies) will manufacture (or have manufactured) each Collaboration Product in conformity with written specifications set forth in the applicable Development and Commercialization Plan and in accordance with all applicable laws and regulations.

6.3 Manufacturing Records. Each Designated Party will provide the other Party with copies of, or access to, such Designated Party’s manufacturing information, including batch records, process flows, analytical performance data, quality assurance documents and other documentation, requested by any Party regarding manufacture and quality control of Collaboration Products. Each Party will have a right of reference to the Designated Party’s drug master files for Collaboration Products. The Party receiving such manufacturing information will treat all such information disclosed as the disclosing Party’s Confidential Information subject to the provisions of Article 11 .

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6.4 Warranty. Each Designated Party will warrant to the other Party that all units of such Collaboration Product supplied by such Designated Party under this Agreement for clinical purposes shall conform with the applicable specifications, be free from defects in material and workmanship and be manufactured in compliance with applicable laws and regulations. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO ANY COLLABORATION PRODUCTS. EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS..

Article 7 Sales and Marketing

7.1 Distributor. The Designated Party will be the worldwide distributor for all Collaboration Products. The Designated Party may designate an Affiliate of it or a Third Party distributor to distribute Collaboration Products.

7.2 Selling Price. [***]; provided, however, that the Designated Party will use [***] the [***].

7.3 Marketing. Annually the Designated Party will prepare a marketing strategy for Collaboration Products. Prior to the introduction of each Collaboration Product, the Designated Party will provide the other Party with a copy of a marketing plan for such Collaboration Product and with a [***] opportunity to comment on and approve the marketing plan before it becomes effective. The Designated Party will conduct the promotion, marketing and sales activities for each Collaboration Product in accordance with the concepts outlined in the marketing strategy. [***].

7.4 Diligence. The Designated Party will use [***] to promote, market, sell and support the sale of Collaboration Products, such [***]. If the Designated Party wishes to discontinue promotion and sale of a Collaboration Product, the Designated Party will give the other Party [***] written notice thereof. The other Party, within such [***] may elect to distribute, directly or through a Third Party, such Collaboration Product, in which event, the Designated Party will cooperate in a transition to the other Party designed to avoid adverse effects in the market for such Collaboration Product. If the other Party does not elect to distribute the Collaboration Product, the Collaboration Product, at the end of the [***], will be considered an Opt Out Product Candidate subject to Section 8.4(b) hereof.

7.5 Co-Promotion. The Parties acknowledge and agree that a Collaboration Product may be co-promoted by the Parties. The terms and conditions of any such co-promotion will be agreed to in writing by the Parties.

Article 8 Contributions, Cost Sharing and Consideration

8.1 Contributions. The Parties intend to share the risks, expenses and profit of the Collaboration Program. The Parties agree that the sum of the following contributions constitute an [equal sharing] by the Parties with respect to each Designated Antibody and ADC Product prior to and including the Preclinical Decision Point therefor.

(a)	[***].

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(b)	[***].

(c)	[***].

8.2 Profit or Loss Sharing. After the [***], as applicable, from the development and Commercialization of each Collaboration Product in accordance with Section 8.10 pursuant to the applicable Annual Budget and Development and Commercialization Plan for each Collaboration Product.

8.3 Milestone Payments. For each Collaboration Product that is an ADC Product for which the following milestones are achieved, Celera will make a [***] to SGI in the amount indicated:

(a)	within [***] of the first [***], Celera will pay to SGI [***];

(b)	within [***] of achieving for the [***] of [***], Celera will pay to SGI [***]; and

(c)	within [***] of achieving for the [***] of [***] Celera will pay to SGI [***].

8.4 Opt Out Option.

(a)	Either Party may elect to discontinue funding development and Commercialization of each Collaboration Product [***] with respect to each such Collaboration Product (the “Opt Out Option”): [***]; (ii) at least [***] prior to the JSC’s projected [***] ((i), (ii) and (iii) shall each be referred to as an [***]. For the purposes of Section 8.4(a)(iii), the completion of a Phase IIA Clinical Trial occurs when all case reports are completed, all outstanding queries are cleared, the database for such Phase IIA Clinical Trial is closed and the draft clinical study report has been issued. Any election to discontinue funding development and Commercialization of a Collaboration Product must be made in writing and delivered to the other Party within the applicable time period set forth in the preceding sentence. The Party exercising the Opt Out Option shall remain responsible for [***]. Upon the exercise of the Opt Out Option by one Party, the Continuing Party will pay [***].

(b)	If both Parties [***], then such Collaboration Product will be considered an [***] Within [***] then (i) [***].

8.5 Antibody Royalties. A Continuing Party will pay royalties to the Discontinuing Party for the Royalty Term at rates in accordance with the following table (“Antibody Royalties”) on Net Sales of any Unilateral Product sold by or for the Continuing Party or its Affiliates or sublicensees. Neither this provision nor the following table applies to [***]. For the avoidance of doubt, royalties paid pursuant to this Section 8.4(a) will not be [***].

[***]

8.6 Continuing Support. If neither Party exercises its Opt Out Option at a particular Opt Out Date, then both Parties will [***]. If neither Party exercises its Opt Out Option for a Collaboration Product during the [***], then neither Party may make a subsequent Opt Out election for such Collaboration Product until completion of the [***] of such Collaboration Product, as applicable, and the Opting Out Party shall remain responsible for [***].

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8.7 Royalty [***]. If a Discontinuing Party first elects to discontinue [***], the Continuing Party may [***], provided: (a) the Continuing Party promptly advises the Discontinuing Party of the Continuing Party’s decision to [***]; (b) the Continuing Party enumerates the [***]; and (c) in no event will the [***]. For the avoidance of doubt, any sublicense granted by an Opt Out Party shall be deemed a [***] for purposes of this Section 8.7.

8.8 License Revenue for Unilateral Products. In addition to [***]], the Continuing Party will [***] received by the Continuing Party from any licensee or sublicensee (as applicable) of any Unilateral Product:

[***]

8.9 [***].

(a)	Celera will pay to SGI for the Royalty Term [***]. Celera will pay to SGI for the Royalty Term [***]. For clarity, if Celera is the Continuing Party for a Unilateral Product, Celera has no obligation to [***].

(b)	SGI will pay to Celera for the Royalty Term [***].

(c)	Celera is not obligated to [***].

8.10 Cost and Revenue Statements. Within [***] after the end of each calendar quarter in which Profit or Loss is recognized for any Collaboration Product, each Party shall provide the other Party with a statement describing its Profit or Loss for such Collaboration Product for such calendar quarter on a country-by-country basis and in United States dollars. Each such statement shall set forth in [***]detail all Profit or Loss (as applicable) and the defined components of Profit or Loss generated for each such Collaboration Product by the respective Party, it Affiliates and permitted licensees. Notwithstanding anything to the contrary, the actual costs and expenses set forth in any particular statement for any Collaboration Product may not exceed, or be projected to exceed, the costs and expenses allocated to such Collaboration Product in the applicable Annual Budget by more than [***]. Within [***] after the end of each calendar quarter, the Parties shall pay each other any reconciling amounts so that each Party shall share or bear [***], as applicable, for each Collaboration Product during each such calendar quarter.

8.11 Royalty and License Revenue Statements. With respect to any Royalty Product subject to royalty payments pursuant to Section 8.4(a) or 8.9, or any Unilateral Product subject to payments pursuant to Section 8.8, the paying Party will provide the receiving Party with a written report within [***] after end of each calendar quarter during the term of this Agreement that provides, in [***] specific detail, stated in United States dollars, (a) the Net Sales of such Royalty Product during the preceding calendar quarter and a detailed calculation of the royalty due, and (b) the License Revenue of such Unilateral Product during the preceding calendar quarter and a detailed calculation of the percentage due. Each such statement will be accompanied by payment of any royalty and/or percentage of License Revenue due.

8.12 Modifying Terms. Upon the request of either Party, the JSC will consider the definitions of Allowable Expenses, Revenue, Profit and Loss, and the components thereof, and, if approved by the JSC, the JSC will modify the definitions and provide each Party with written notice of the modified definitions and the date on which such modified definitions will become effective, provided that any such modifications must result in the effect that each Party [***], as applicable, of Collaboration Products.

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8.13 Payment Terms.

(a)	All payments hereunder will be in United States dollars in immediately available funds and will be made by wire transfer from a United States bank located in the United States to such bank account as payee may designate in writing from time to time.

(b)	All amounts accruing in a currency other than United States dollars will be converted to United States dollars using the buy conversion rate as reported in the [***] for which payments are being made. The conversation calculations will be provided in any statement reporting converted amounts.

(c)	Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement will bear interest at a rate equal to the lesser of (i) the prime rate [***].

(d)	If at any time legal restrictions prevent the prompt remittance of any monies owed with respect to Revenues or Net Sales in any jurisdiction, the remitting Party will notify the receiving Party and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of the receiving Party or its designee, and the remitting Party will have no further obligations under this Agreement with respect thereto.

8.14 Record Keeping. In accordance with GAAP consistently applied, each Party and its Affiliates will maintain, and will use [***] to cause its permitted sublicensees, contractors and agents to maintain, books of account and accurate records relating to Net Sales, Revenues, Allowable Expenses, Loss and Profit with respect to the Collaboration Program and each Collaboration Product and Royalty Product and all amounts payable or receivable under this Agreement, in sufficient detail to permit the other Party to confirm the correctness of such items. All books of account and records will be maintained for a period not less than relevant time permitted for audit of such accounts and records pursuant to Section 8.15 and for any applicable tax period.

8.15 Audits.

(a)	Upon the written request of a Party (the “Requesting Party”) and not more than [***], the other Party (the “Responding Party”) will permit an independent certified public accounting firm of nationally recognized standing, selected by the Requesting Party and [***] to the Responding Party, at the Requesting Party’s expense, to have access during normal business hours to the records of the Responding Party as may be[***] to verify (i) compliance with the terms of this Agreement and all associated definitions in Article 1, and (ii) the accuracy of the reports provided under this Agreement, for any year ending not more than [***] prior to the date of such request. [***]. All other information will be Confidential Information of the Responding Party and may not be shared with the Requesting Party.

(b)	If such accounting firm concludes that additional amounts were owed during the audited period, the Party owing such amounts will pay such additional amounts within [***] of the date the Requesting Party delivers to the Responding Party such accounting firm’s written report so concluding. The fees charged by such accounting firm will be paid by the Requesting Party; provided, however, (i) if the audit discloses that the actual payments due to the Requesting Party are more than [***] of the amounts paid to such Requesting Party for such period, then the Responding Party will pay the [***] fees and expenses charged by such accounting firm, but the total of such fees and expenses payable by the Responding Party will not be more than [***].

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8.16 Tax Matters. Except as otherwise provided below, all amounts due from any paying Party to any receiving Party under this Agreement are gross amounts. The paying Party shall be entitled to deduct the amount of any withholding taxes payable or required to be withheld by it, its Affiliates, licensees, or sublicensees (as applicable) to the extent such paying Party, its Affiliates, licensees, or sublicensees (as applicable) actually pay such withheld amounts to the appropriate governmental authority on behalf of the receiving Party. The paying Party shall use [***] to minimize any such taxes, levies or charges required to be withheld on behalf of the receiving Party. The paying Party promptly shall deliver to the receiving Party proof of payment of all such taxes, levies and other charges, together with copies of all communications from or with such governmental authority with respect thereto, and shall cooperate with the receiving Party in seeking any related tax credits that may be available to the receiving Party with respect thereto.

Article 9 Patent Rights and Technology Ownership and License

9.1 SGI Independent Rights. Nothing in this Agreement is intended to change SGI’s Control of SGI Independent Technology or SGI Independent Patent Rights. Subject to Sections 2.1 and 3.10, SGI and its Affiliates may Exploit all SGI Independent Technology and SGI Independent Patent Rights in any field and territory without restriction.

9.2 Celera Independent Rights. Nothing in this Agreement is intended to change Celera’s Control of Celera Independent Technology or Celera Independent Patent Rights. Subject to Sections 2.1 and 3.10, Celera and its Affiliates may Exploit all Celera Independent Technology and Celera Independent Patent Rights in any field and territory without restriction.

9.3 SGI Collaboration Technology and Collaboration Patent Rights. SGI will own all right, title and interest in and to all SGI Collaboration Technology and all SGI Collaboration Patent Rights and, subject to the terms and conditions of this Agreement, may Exploit all SGI Collaboration Technology and SGI Collaboration Patent Rights inside and outside of the Collaboration Field.

9.4 Celera Collaboration Technology and Collaboration Patent Rights. Celera will own all right, title and interest in and to all Celera Collaboration Technology and all Celera Collaboration Patent Rights and, subject to the terms and conditions of this Agreement, may Exploit all Celera Collaboration Technology and Celera Collaboration Patent Rights inside and outside of the Collaboration Field.

9.5 Joint Collaboration Technology and Joint Collaboration Patent Rights. Celera and SGI will jointly own all right, title and interest in and to all Joint Collaboration Patent Rights and Joint Collaboration Technology and, subject to the terms and conditions of this Agreement, during the term of this Agreement, neither Party nor its Affiliates will have the right to Exploit any Joint Collaboration Patent Rights and Joint Collaboration Technology without accounting to, or consent from, the other Party.

9.6 Employee Assignment and Disclosure. To the extent permissible under applicable law, each Party will cause each employee and contractor conducting work on such Party’s behalf under this Agreement to be subject to a contract that (a) compels prompt disclosure to the Party of all Technology Derived by such employee or contractor during any performance under the Collaboration Program and (b) automatically assigns to the Party all right, title and interest in and to all such Technology and all related Patent Rights. Each Party will require each employee and contractor conducting work on such Party’s behalf under this Agreement to maintain records in sufficient detail and in a good scientific manner appropriate for patent purposes to properly reflect all work done.

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9.7 Assignment of Collaboration Patent Rights. Each Party shall and hereby does assign to the other Party all right, title and interest in Collaboration Technology and Collaboration Patent Rights necessary to effect the express intent of the ownership provisions described in Sections 9.3, 9.4, and 9.5. Additionally, each Party will execute any documents, and take any other actions, necessary for the other Party to obtain such ownership and apply for, secure and maintain protection of its rights in such Collaboration Technology and Collaboration Patent Rights. Other than the rights assigned pursuant to this Section 9.7, ownership of all inventions in Collaboration Technology will be determined in accordance with the laws of inventorship of the United States and the employment of the inventors at the time of conception.

9.8 Transfer of Celera Technology. Celera will use [***] to make available to SGI all Celera Independent Technology and Celera Collaboration Technology that [***] for SGI to perform its obligations under this Agreement or is required to be provided pursuant to the Research Plan and/or any Development and Commercialization Plan. Without the prior written consent of Celera, neither SGI nor its Affiliates may use any Celera Independent Technology or Celera Collaboration Technology that is Celera Confidential Information for any purpose not expressly authorized by the terms of this Agreement.

9.9 Transfer of SGI Technology. SGI will use [***] to make available to Celera all SGI Independent Technology and SGI Collaboration Technology that [***] for Celera to perform its obligations under this Agreement or is required to be provided pursuant to the Research Plan and/or any Development and Commercialization Plan. Without the prior written consent of SGI, neither Celera nor its Affiliates may use any SGI Independent Technology or SGI Collaboration Technology that is SGI Confidential Information for any purpose not expressly authorized by the terms of this Agreement.

9.10 No Title Transfer. The transfer to a Party of any physical item that embodies any Independent Technology or Collaboration Technology owned by the transferring Party will not be, and will not be construed to be: (a) a sale, lease, offer to sell or lease or other transfer of title or ownership to the receiving Party of such Independent Technology or Collaboration Technology; or (b) a license to the receiving Party (except as expressly provided in this Agreement) under such Independent Technology or Collaboration Technology.

9.11 Celera License Grant to SGI in the Collaboration Field. Subject to the terms and conditions of this Agreement,

(a)	Celera hereby grants to SGI and its Affiliates a [***]: (i) to perform its obligations as expressly set forth in this Agreement; and (ii) to make, have made, use, have used, sell, have sold, offer for sale, import and have imported Collaboration Products in the Collaboration Field during the term of this Agreement.

(b)	The licenses granted in Section 9.11(a) will be [***].

9.12 SGI License Grant to Celera in the Collaboration Field. Subject to the terms and conditions of this Agreement,

(a)	SGI hereby grants to Celera and its Affiliates a [***]: (i) to perform its obligations as expressly set forth in this Agreement; and (ii) to make, have made, use, have used, sell, have sold, offer for sale, import and have imported Collaboration Products in the Collaboration Field during the term of this Agreement.

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(b)	The license granted in Section 9.12(a) will be [***].

9.13 License For Unilateral Products. Subject to the terms and conditions of this Agreement, each Discontinuing Party grants to the Continuing Party an [***] solely as set forth below in this Section 9.13, subject to the terms and conditions of this Agreement, [***] consistent with the terms of this Agreement. For purposes of clarification and notwithstanding anything to the contrary set forth herein, Celera shall [***]. Each Party may grant sublicenses of the licenses granted in this Section 9.13 [***].

9.14 SGI Sublicenses. As of the Effective Date, Celera shall [***], provided, however, that such additional terms will apply only with respect to the specific Unilateral Product or Collaboration Product and will be in effect only from [***]. [***]. None of the provisions set forth in Exhibit 9.14 apply to this Agreement except in the limited circumstances set forth above.

Article 10 Patent Rights Maintenance and Enforcement

10.1 Independent Patent Rights. Each Party will have the exclusive right, but not the obligation, [***], to prepare, file, prosecute, maintain and abandon all of its Independent Patent Rights. Expenses associated with preparation, filing, prosecution and maintenance of Independent Patent Rights will not be [***].

10.2 Collaboration Patent Rights. Each Party will have the exclusive right, but not the obligation, [***], to prepare, file, prosecute and maintain all of its Collaboration Patent Rights. All [***] costs and fees incurred by a Party in connection with preparation, filing, prosecution and maintenance of Collaboration Patent Rights in a [***]. To the extent any Collaboration Patent Right is or becomes [***] to performance by either Party of any aspect of the Collaboration Program or [***] to manufacture or Commercialization of a Collaboration Product or Royalty Product, the Party owning such Collaboration Patent Right will exercise [***] consistent with good faith business practices to maintain Control of such Collaboration Patent Rights.

(a)	To the extent a Party elects not to file for a Collaboration Patent Right in a Major Market Country or elects to abandon any Collaboration Patent Right already filed in any country, that Party will notify the other Party in writing not less than [***] prior to the date such election is irrevocable without additional cost, and will offer the other Party the opportunity to assume, [***], the right to file for, prosecute and maintain such Collaboration Patent Right in such country. If the other Party accepts the offer by written notice to the first Party, the first Party will assign such Collaboration Patent Right to the other Party and will [***] assist the other Party in assuming the filing, prosecution and maintenance of such Collaboration Patent Right in such country. Such Collaboration Patent Right thereafter will be the other Party’s Independent Patent Rights.

(b)	With respect to each United States patent application that is a Collaboration Patent Right, not less than [***] before filing any application for corresponding patent protection in foreign countries, the Party owning the Collaboration Patent Right will give to JSC a copy of the priority application and written notice of the foreign countries selected for filing. The JSC, in writing within [***] after such notice, may reject any selected country [***] and may request filing of applications in additional foreign countries. The Party will file in such additional countries and may file in the rejected countries. All [***] costs associated with filing, prosecution and maintenance of applications in [***].

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(c)	Pursuant to schedules determined by the JSC, each Party will provide to the other Party a written report of the status of each pending and issued Collaboration Patent Right.

10.3 Joint Collaboration Patent Rights.

(a)	The JSC will select mutually-acceptable outside counsel to conduct the preparation, filing, prosecution and maintenance of each Joint Collaboration Patent Right under the joint control of both Parties. The outside counsel will prepare, file, prosecute and maintain all Joint Collaboration Patent Rights in each of the Major Market Countries and such other countries as the JSC approves, [***].

(b)	If a Party elects not to share the cost of a Joint Collaboration Patent Right in any country (other than a Major Market Country or such other countries as the JSC approves) or elects to discontinue sharing expenses for any Joint Collaboration Patent Right already filed in any country, such Party will notify the other Party in writing of such election and will offer the other Party the opportunity to assume, at the other [***], the right to file for, prosecute and maintain such Joint Collaboration Patent Right in such country. If the other Party accepts the offer by written notice to the one Party within [***] after the notice, [***] and will [***] assist the other Party in assuming the filing, prosecution and maintenance of such Joint Collaboration Patent Right in such country. [***].

(c)	With respect to filing, prosecution and maintenance of each Joint Collaboration Patent Right, the outside counsel will provide to each Party: (i) a copy of the patent application sufficiently prior to filing to permit each Party [***] opportunity to review and make [***] comments thereon; (ii) a copy of the patent application promptly after such filing; (iii) copies of all substantive communications received from patent office(s) with respect to such filings; and (iv) copies of all substantive communications to be sent to the patent office(s) with respect to such filings sufficiently before a due date to permit each Party to review and make [***] comments thereon.

(d)	Each Party, when requested by the outside counsel, will use [***] to assist the counsel in preparing, filing or maintaining the patent applications and patents within the Joint Collaboration Patent Rights. [***].

10.4 Collaboration Patent Rights Enforcement Outside Collaboration Field. A Party will have the exclusive right, but not the obligation, [***], to enforce outside the Collaboration Field all Collaboration Patent Rights it Controls. Any recovery realized as a result of such suit, claim or action or related settlement will first be applied to [***].

10.5 Collaboration Patent Rights Enforcement in the Collaboration Field. Each Party will promptly notify the other Party in writing if it learns of any actual, alleged or threatened infringement of any Collaboration Patent Right by a Third Party in the Collaboration Field. The Party Controlling the affected Collaboration Patent Right will have the first right, but not the obligation, [***], to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of the Collaboration Patent Right by a Third Party in the Collaboration Field, including the defense and settlement, to the extent such infringement is in the Collaboration Field. If the Controlling Party does not initiate an infringement action or otherwise take affirmative measures to abate any such actual, alleged or threatened Third Party infringement of the Collaboration Patent Right within [***] of the later of: (a) receiving notification from the other Party under this Section 10.5 of such infringement; (b) sending notice to the

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other Party under this Section 10.5 of such infringement; or (c) receiving a written request from the other Party to take action with respect to such infringement, then the other Party will have the right, but not the obligation, [***], to bring suit (or take other appropriate legal action) against any such actual, alleged or threatened infringement of the Collaboration Patent Right by a Third Party in the Collaboration Field, including the defense and settlement thereof. In the event either Party brings an infringement action in accordance with this Section 10.5, such Party will notify the other Party in writing [***] prior to filing such action and the other Party will provide [***] assistance and authority to file and bring the action, including, if required to bring such action, being joined as a party plaintiff; provided, however, that neither Party will be required to transfer any right, title or interest in or to any of its Collaboration Patent Rights to the other Party or a Third Party to confer standing on a Party hereunder. In addition, if either Party brings an infringement action hereunder, the other Party will have the right to be represented separately in such action by counsel of its own choice, [***]. Any recovery realized as a result of such suit, claim or action or related settlement will [***].

10.6 Joint Collaboration Patent Rights Enforcement.

(a)	Each Party, [***], will have the right, but not the obligation, to initiate an action to enforce a Joint Collaboration Patent Right against accused infringer(s) outside the Collaboration Field. The Party initiating the action will notify the other Party and identify the accused infringer(s). The other Party will cooperate in any such action by [***]. No Party will settle the action without the other Party’s prior written consent, which consent [***], if the terms of settlement would deprive the other Party of its rights in the asserted Joint Collaboration Patent Rights. Any recovery realized as a result of such suit, claim or action or related settlement will [***].

(b)	A Party wishing to enforce a Joint Collaboration Patent Right against infringement in the Collaboration Field will notify the JSC in writing and identify the accused infringer(s). If the [***]. In either case, the other Party will cooperate in any such action by [***]. Neither Party will settle the action without the other Party’s prior written consent, which consent [***], if the terms of settlement would deprive the other Party of its rights in the asserted Joint Collaboration Patent Rights.

10.7 Defense of Third Party Infringement Actions. Each Party will promptly notify the other Party in the event of a claim or suit by a Third Party alleging infringement of a Third Party patent based on manufacture, use, sale, offer for sale or import of a Collaboration Product by a Party or customer. Promptly after such notice, the Parties will confer. The Party against whom the action is filed will defend and control the defense, and the other Party will cooperate with the defending Party. All [***] costs associated with the defense of the action will be [***]. Any settlement that requires payment to the Third Party for the prospective right to [***].

Article 11 Confidentiality

11.1 Confidentiality. Subject to this Article 11 each Party will: (a) maintain in confidence the Confidential Information of the other Party; (b) have the right to use the Confidential Information of the other Party solely for the purpose of performing its obligations and exercising its rights under this Agreement; (c) not use or grant to others the use of the Confidential Information of the other Party except as expressly permitted hereby; and (d) not disclose the Confidential Information of the other Party except on a need-to-know basis to such Party’s directors, officers, employees, agents, consultants and contractors, to the extent such disclosure is [***] in connection with such Party’s activities as expressly authorized by this Agreement. Each Party will ensure that any of its directors, officers, employees,

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agents, consultants and contractors having access to the other Party’s Confidential Information is under a contractual obligation to the Party to hold in confidence and not use such Confidential Information, except as permitted under this Agreement. To the extent that disclosure to any Third Party is authorized by this Agreement, prior to disclosure, a Party will obtain written agreement of such person to hold in confidence and not disclose, use or grant the use of the Confidential Information of the other Party except as expressly permitted under this Agreement. Each Party will notify the other Party promptly upon discovery of any unauthorized use or disclosure of the other Party’s Confidential Information. In performance of its obligation under this Section 11.1, each Party will exercise the same degree of care as it exercises with respect to its own proprietary information, but in no event less than ordinary care.

11.2 Terms of Agreement. No Party may disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other Party; provided, however, that a Party may disclose, under terms of confidentiality equivalent to those in this Article 11 the terms or conditions of this Agreement: (a) on a need-to-know basis to its legal and financial advisors to the extent such disclosure is [***]; and (b) to a Third Party in connection with either (i) a merger, consolidation or similar transaction by such Party; (ii) the sale or other transfer of all or substantially all of such Party’s assets to which this Agreement pertains; or (iii) a financing transaction by such Party.

11.3 Permitted Disclosures. The confidentiality obligations under this Article 11 will not apply to the extent that a Party is required to disclose information (a) by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction, or (b) pursuant to the rules and regulations of any exchange or market on which a Party’s securities are traded or listed; provided, however, that: (i) in the case of any such disclosure being required under legal, regulatory or judicial process, such Party will: (A) provide written notice thereof to the other Party; (B) consult with the other Party with respect to such disclosure and use all [***] to provide the other Party with sufficient opportunity to object to any such disclosure or to request confidential treatment thereof; and (C) disclose only that portion of Confidential Information or other information disclosed of which is restricted hereunder that it determines (based on advice of its legal counsel) is legally required to be disclosed, and will exercise its [***] to obtain reliable assurance that confidential treatment required hereby will be accorded such information; and (ii) in the case any Party determines (based on advice of its legal counsel) that it is required to make a disclosure permitted under this Section 11.3, other than as a result of legal, regulatory or judicial process, such Party will use all [***] to provide the other Party with sufficient opportunity to object to any such disclosure or request confidential treatment thereof.

11.4 Disclosure to Investors and Rating Agencies. Notwithstanding Sections 11.2 and 11.3, each Party may disclose the financial results of the Collaboration Program to its current and potential investors (including securities analysts) and rating agencies. The scope of such disclosure will be of the type ordinarily disclosed by corporations in the healthcare field to investors and rating agencies. The Parties will review and provide prior written consent of the content of such disclosures, which consent [***].

11.5 Term of Obligations. The obligations of Sections 11.1 and 11.3 will expire [***] after termination or expiration of this Agreement. Within such [***] period, either Party may notify, in writing, the other Party of Confidential Information considered to be a trade secret of the notifying Party, in which event, the other Party will comply with the terms of Sections 11.1 and 11.3 with respect to such identified trade secret so long as it retains the characteristics of Confidential Information.

11.6 Publication. No Party may publish any article, present any poster or make any speech containing any Confidential Information belonging to the other Party or containing any Collaboration Technology without the prior written consent of the other Party. Each Party will provide to the other Party a true copy of any such article, poster or speech text, and any illustrations or graphs associated therewith, not less than [***] before submitting the same to any publisher, editor or committee or before presenting the same to any group and will comply with the reviewing Party’s request [***].

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Article 12 Representations and Warranties

12.1 Representations. Each Party represents and warrants to the other Party as of the Effective Date as follows:

(a)	except as otherwise identified in writing and delivered to the other Party prior to the Effective Date, the execution, delivery to the other Party and performance by it of this Agreement and its compliance with the terms and provisions of this Agreement do not and will not conflict, in any material respect, with, or result in a material breach of: (i) any other contractual obligations of such Party; (ii) the provisions of its charter, operating documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which it or any of its property is bound except where such breach or conflict would not materially impact the Party’s ability to meet its obligations hereunder;

(b)	this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms except as (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights and (ii) equitable principles of general applicability;

(c)	such Party is a corporation duly organized, validly existing and in good standing under the laws of the state or other jurisdiction of incorporation or formation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof except where failure to be in good standing would not materially impact the Party’s ability to meet its obligations hereunder;

(d)	such Party is duly authorized, by all requisite corporate action, to execute and deliver this Agreement and the execution, delivery and performance of this Agreement by such Party does not require any shareholder action or approval, and the person executing this Agreement on behalf of such Party is duly authorized to do so by all requisite corporate action; and

(e)	no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Party in connection with the valid execution, delivery and performance of this Agreement, except for any filings under any applicable securities, trade, or competition laws and except where the failure to obtain any of the foregoing would not have a material adverse impact on the ability of such Party to meet its obligations hereunder.

12.2 Represented by Counsel. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

12.3 Debarment. Each Party represents and warrants to the other Party that neither it, nor any of its Affiliates, has been debarred or is subject to debarment. Each Party covenants to the other Party that

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neither such Party nor any of its Affiliates will use in any capacity, in connection with the services to be performed under this Agreement, any Party who has been debarred pursuant to Section 306 of the Federal Food, Drug, and Cosmetic Act, as amended, or who is the subject of a conviction described in such section. Each Party will inform the other Party in writing immediately if it or any Third Party who is performing services under this Agreement is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to such Party’s knowledge, is threatened, relating to the debarment or conviction of such Party or any Third Party performing services hereunder.

12.4 Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS [***], NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY COLLABORATION PRODUCTS, COLLABORATION TECHNOLOGY, COLLABORATION PATENT RIGHTS, OR ANY OF ITS INDEPENDENT TECHNOLOGY OR INDEPENDENT PATENT RIGHTS. ADDITIONALLY, EXCEPT AS EXPRESSLY SET FORTH IN [***], EACH PARTY EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT THE MANUFACTURE, USE, SALE, OFFER FOR SALE, IMPORT, COPYING OR DISTRIBUTION OF ANY COLLABORATION PRODUCT OR OTHER PRODUCT OR METHOD SUBJECT TO THIS AGREEMENT WILL NOT [***]. EXCEPT AS EXPRESSLY SET FORTH IN [***], ALL TECHNOLOGY PROVIDED BY ONE PARTY TO THE OTHER PARTY PURSUANT TO THIS AGREEMENT IS PROVIDED “AS IS.”

Article 13 Indemnification

13.1 Collaboration Products.

(a)	Each Party hereby agrees to indemnify, defend, and hold harmless the other Party, its Affiliates and their respective directors, officers, employees and agents (collectively, the “Indemnitees”) from and against any and all losses, liabilities, damages and expenses, including [***] attorneys’ fees and costs (collectively, “Liabilities”), incurred as a result of any claims, demands, actions or other proceedings by any Third Party (collectively, “Claims”) relating to [***]. For purposes of this Article 13, the term “Indemnitee” may refer to either or both the Celera Indemnitees and the SGI Indemnitees, as the context may indicate.

(b)	Except for those Claims subject to Section 13.1(a), the Parties shall [***].

(c)	If either Party receives notice of a Claim with respect to any Collaboration Product, such Party shall inform the other Party in writing as soon as [***] practicable. The Parties shall confer through the JSC how to respond to the Claim and how to handle the Claim in an efficient manner. In the absence of such an agreement, each Party shall have the right to take such action as it deems appropriate, subject to Section 13.3.

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13.2 Unilateral Products.

(a)	By SGI. For each Unilateral Product that is researched, developed and/or Commercialized by SGI in accordance with this Agreement, SGI will indemnify, defend, and hold harmless Celera, its Affiliates and their respective directors, officers, employees and agents (“Celera Indemnitees”) from and against all Liabilities incurred as a result of any Claims relating to such Unilateral Product, but only to the extent such Claims result from [***]. The obligation to indemnify pursuant to Section 13.2(a)(i) will [***] of this Agreement. The indemnity obligations pursuant to Sections 13.2(a)(ii) through (iv) will [***].

(b)	By Celera. For each Unilateral Product that is researched, developed and/or Commercialized by Celera in accordance with this Agreement, Celera will indemnify, defend, and hold harmless SGI, its Affiliates and their respective directors, officers, employees and agents (“SGI Indemnitees”) from and against all Liabilities incurred as a result of any Claims relating to such Unilateral Product, but only to the extent such Claims result from [***]. The obligation to indemnify pursuant to Section 13.2(b)(i) will [***] of this Agreement. The indemnity obligations pursuant to Section 13.2(b)(ii) through (iv) will [***].

13.3 Procedure. If a Party (the “Indemnified Party”) intends to claim indemnification under this Article 13 it will promptly notify the other Party (the “Indemnitor”) in writing of any claim, demand, action or other proceeding for which the Indemnified Party intends to claim such indemnification, and the Indemnitor may participate in, and, to the extent the Indemnitor so desires, assume the defense of such claim, demand, action or proceeding with counsel mutually satisfactory to the Parties; provided, however, that an Indemnified Party will have the right to retain its own counsel, [***]. The obligations of this Article 13 will not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent [***]. The failure to deliver written notice to the Indemnitor within a [***] time after the commencement of any such action, if prejudicial to its ability to defend such action, will relieve the Indemnitor of any obligation to the Indemnitee under this Article 13 . The Indemnified Party will [***] cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Article 13 ..

13.4 General Insurance Requirements. During the term of this Agreement and for so long as Collaboration Products are being developed, sold or used, each Party will maintain comprehensive general liability, property damage, and product liability insurance, through insurance carriers with an [***]. Such insurance coverage will be maintained with policy limits [***]. Each Party will, at the [***] request of the other Party, provide the other Party with evidence of such insurance coverage. Notwithstanding the foregoing, and only upon written notice to the other Party of its agreement to provide protection of the scope contemplated by this Section 13.4, [***].

Article 14 Term and Termination

14.1 Expiration. This Agreement will commence on the Effective Date and, unless earlier terminated pursuant to this Article 14 will continue in effect until [***].

14.2 Termination by Mutual Agreement. The Parties may agree to terminate the Agreement at any time on mutually agreed upon terms.

14.3 Material Breach. If one Party believes that the other Party has committed a material breach of its material obligations under this Agreement, such Party may [***] and render a ruling that specifies the

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remedies imposed on the breaching Party. [***]; provided that, in determining such remedies, [***] In rendering such ruling, the [***] shall consider the Parties’ express intent to remedy any breach of this Agreement through the [***] to establish appropriate terms and conditions to enable continued research, development and Commercialization of the [***].

14.4 Termination for Force Majeure. In the event performance by a Party is excused pursuant to Section 16.10 for a continuous period of [***], the other Party will have the option of terminating this Agreement upon written notice to the excused Party.

14.5 Termination for Insolvency.

(a) If either Party: (i) makes a general assignment for the benefit of its creditors or becomes insolvent; (ii) files an insolvency petition in bankruptcy; (iii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; (iv) commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors; or (v) becomes a party to any proceeding or action of the type described above in (iii) or (iv) and such proceeding or action remains undismissed or unstayed for a period of more than [***], then the other Party may by written notice terminate this Agreement.

(b) All rights and licenses granted under or pursuant to this Agreement by Celera or SGI are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code. The Parties agree that each Party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the United States Bankruptcy Code; provided, however, nothing herein shall be deemed to constitute a present exercise of such rights and elections. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the United States Bankruptcy Code, the Party hereto that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it: (i) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding continues to perform all of its obligations under this Agreement; or (ii) if not delivered under clause (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

14.6 Return Material. Each Party will promptly return to the other Party (unless otherwise mutually agreed in writing by the Parties and except for one copy for archival purposes only) all physical embodiments of any of the other Party’s Independent Technology and Confidential Information, that were provided by such other Party under this Agreement upon the termination of this Agreement.

14.7 Liabilities. Termination of this Agreement will not release either Party from any obligation or liability which may have accrued at the time of termination, or preclude either Party from pursuing all rights at law and in equity with respect to any default under this Agreement.

14.8 Post-Termination Activities. Each Party will render a post-termination report as required by Sections 3.17, 8.10, and 8.11 within the period specified in such provisions after the date of termination or expiration of this Agreement. Each Party will be entitled to conduct [***] in accordance with Section 8.15 within [***] after the date of termination or expiration.

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14.9 Survival. Termination or expiration of this Agreement will be without prejudice to any rights that may have accrued to the benefit of a Party prior to such expiration or termination. Without limiting the foregoing, [***] will survive any expiration or termination of this Agreement to the extent necessary to effect the purposes thereof. In the event that the Parties agree to, or ADR or a court decision results in, the continued Exploitation of any Collaboration Product or Unilateral Product after termination of this Agreement, [***] will survive such termination to the extent of any consideration payable pursuant to the terms of this Agreement on such Collaboration Product or Unilateral Product.

Article 15 Dispute Resolution

15.1 Disputes.

(a)	Subject to Section 15.1(b), any dispute, controversy or claim initiated by either Party arising out of, resulting from, or relating to this Agreement, or the performance by either Party of its obligations under this Agreement, other than bona fide Third Party actions or proceedings filed or instituted in an action or proceeding by a Third Party against a Party to this Agreement, (collectively, “Disputes”) whether before or after termination of this Agreement, unless resolved pursuant to Section 15.2, will be finally resolved by binding alternative dispute resolution (“ADR”) in accordance with this Article 15 .

(b)	Notwithstanding anything to the contrary, any Disputes relating to breach of a Party’s confidentiality obligations under Article 11, or relating to inventorship or the validity, enforceability or scope of any patent or trademark rights, shall in each case be submitted for resolution by a court of competent jurisdiction.

15.2 Executive Officer Resolution. If the JSC is unable to resolve such a Dispute within [***] after the first presentation of such Dispute to the JSC or if the Dispute arises by failure of the JSC to reach a decision as provided in Section 4.4, the Parties will send written notice of the Dispute to their respective presidents (or their executive officer designees) of the affected subsidiaries, divisions, or business units. The respective officers will attempt to resolve such Dispute by good faith negotiations within [***] after receipt of such notice. If the Parties fail to resolve the Dispute or their representatives fail to meet or speak directly within [***] of the notice of the Dispute, then either Party may refer the matter to ADR proceeding as provided herein.

15.3 Notice of ADR. To begin any such ADR, a Party will provide written notice to the other Party of the issues to be resolved by such ADR. Within [***] after receipt of such notice, the other Party may, by written notice to the Party initiating the ADR, add additional issues to be resolved within the same ADR.

15.4 Designation of Neutral. Within [***] following receipt of the notice required by Section 15.3, the Parties will select a mutually acceptable neutral to preside in the resolution of any Dispute in such ADR proceeding. If the Parties are unable to agree on a mutually acceptable neutral within such period, either Party may request the President of JAMS to select a neutral at the San Francisco Resolution Center (located at Two Embarcadero Center, Suite 1100, San Francisco, CA 94111) pursuant to the following procedures:

(a)	JAMS will submit to the Parties a list of not less than [***] candidates within [***] after receipt of the request, along with a Curriculum Vita for each candidate. No candidate will be a current or past employee, director, or shareholder of either Party.

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(b)	Such list will include a statement of disclosure by each candidate of any circumstance likely to affect his or her impartiality.

(c)	Each Party will number the candidates in order of preference (with the number one (1) signifying the greatest preference) and will deliver the list to JAMS within [***] following receipt of the list of candidates. If a Party believes a conflict of interest exists regarding any of the candidates, the Party will provide a written explanation of the conflict to JAMS along with its list showing its order of preference for the candidates. Any Party failing to return a list of preferences on time will be deemed to have no order of preference.

(d)	If the Parties collectively have identified [***].

15.5 ADR Rules. Any such ADR will be conducted under the then current JAMS Comprehensive Rules for arbitration by a single neutral, and the Parties agree that there will be discovery allowed by each Party to the extent deemed necessary by the neutral. Any such ADR will be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16. Any arbitration will be held in San Francisco, California.

15.6 Hearing. No earlier than [***] after the selection, the neutral will hold a hearing to resolve each of the issues identified by the Parties.

15.7 Evidence for Hearing. At least [***] prior to the hearing, each Party will submit the following to the other Party and the neutral:

(a) [***];

(b) [***];

(c) [***]; and

(d) [***].

15.8 Hearing Procedure. The hearing governed by the following rules:

(a)	Each Party will be entitled to up to [***] of hearing time to present its case. The neutral will determine whether each Party has had the [***] to which it is entitled.

(b)	Each Party will be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses will occur immediately after their direct testimony, and cross-examination time will be charged against the Party conducting the cross-examination.

(c)	The Party initiating the ADR will begin the hearing and, if it chooses to make an opening statement, will address not only issues it raised but also any issues raised by the responding Party. The responding Party, if it chooses to make an opening statement, also

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will address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments will proceed in the same sequence.

(d)	Except when testifying, witnesses will be excluded from the hearing until closing arguments.

(e)	Settlement negotiations, including any statements made therein, will not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also will not be admissible. As to all other matters, the neutral will have sole discretion regarding the admissibility of any evidence.

15.9 Ruling by Neutral. The neutral will rule on each disputed issue and set forth the applicable remedies within [***] following completion of the hearing.

15.10 Allocation of Expenses. The neutral will be paid a [***] fee plus expenses. These fees and expenses, [***], the fees and expenses of a court reporter, and any expenses for a hearing room, will be paid as follows:

(a)	If the neutral rules in favor of [***].

(b)	If the neutral rules in favor of [***].

15.11 Binding Result. The rulings of the neutral and the allocation of fees and expenses will be binding, and may be entered as a final judgment in any court having jurisdiction. All submissions to the ADR will be Confidential Information of the submitting Party and the results of the ADR will be Confidential Information of each Party.

15.12 Statute of Limitations. In no event will a demand for ADR be made after the date when institution of a legal or equitable proceeding based upon such Dispute would be barred by the applicable statute of limitations.

15.13 Scientific and Technical Issues. Notwithstanding the foregoing, the JSC may modify any of the time periods or other provisions of this Article 15 in its discretion solely for handling time-sensitive scientific or technical issues. If the JSC cannot unanimously agree on any shortening of such time periods, then all such time periods shall default to those set forth in this Article 15.

Article 16 Miscellaneous

16.1 Governing Law. This Agreement will be governed by, interpreted and construed in accordance with the laws of Delaware, without regard to the conflict of laws principles thereof.

16.2 Publicity. The text of an initial press release announcing the Collaboration Program is set forth in Exhibit 16.2 attached hereto. Each Party may distribute the initial press release. Other press releases or other similar public communication by either Party relating to this Agreement, will be subject to Article 11 and must be approved in advance by the other Party, [***], except for those communications required by applicable law (which will be provided to the other Party as soon as practicable after the release or communication thereof). Neither disclosures of information for which consent has previously been obtained, nor information of a similar nature to that which has been previously disclosed publicly with respect to this Agreement, will require advance approval.

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16.3 Trademarks. Neither Party nor any of its Affiliates has any right or license to use any trademark, service mark, trade name or name of the other Party or any of its Affiliates without the prior written consent of the other Party.

16.4 No Implied Licenses. Except to the extent and only to the extent necessary to enable a Party to conduct its obligations under this Agreement, only licenses and rights granted expressly herein will be of legal force and effect and no license or other right will be created hereunder by implication, estoppel or otherwise.

16.5 Waiver. No waiver by a Party hereto of any breach or default of any of the covenants or agreements herein set forth will be deemed a waiver as to any subsequent and/or similar breach unless the waiver is in a writing signed by authorized representatives of both Parties.

16.6 Assignment. Neither Party may assign any right or delegate any obligation hereunder, except as otherwise expressly provided in this Agreement without the prior written consent of the other Party, [***] (any refusal to provide consent on this basis must be in writing and must include a [***] detailed explanation of the basis for the refusal). Notwithstanding the preceding sentence, each Party may assign this Agreement to an Affiliate or to a successor in connection with the sale or transfer of all or substantially all of the assets of such Party associated with performance of this Agreement, or in the event of its merger, consolidation or change of control, in each case the affected Party shall provide prompt written notice of the assignment to the other Party. Any permitted assignee will assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 16.6 will be void. The terms and conditions of this Agreement will be binding upon and inure to the benefit of the successors and permitted assigns of the Parties.

16.7 Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint ventures of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

16.8 Further Actions. Each Party agrees to: [***].

16.9 Notices. All requests and notices required or permitted to be given to the Parties hereto will be given in writing, will expressly reference the section(s) of this Agreement to which they pertain, and will be delivered to the other Party, effective on receipt, at the appropriate address as set forth below or to such other addresses as may be designated in writing by the Parties from time to time during the term of this Agreement.

If to Celera:

Celera Genomics
180 Kimball Way

South San Francisco, California 94080
Attn: Chief Business Officer

with a copy to:

Applera Corporation
301 Merritt 7

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Norwalk, Connecticut 06851
Attn: Senior Vice President and General Counsel

If to SGI:

Seattle Genetics, Inc.
21823 30th Drive S.E.
Bothell, WA 98021
Attn: Chief Executive Officer

with a copy to: General Counsel

16.10 Force Majeure. Nonperformance of a Party (other than for the payment of money) will be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, acts of terrorism, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the [reasonable] control and not caused by the negligence, intentional conduct or misconduct of the nonperforming Party; provided, however, that the nonperforming Party will use [***] to resume performance as soon as [***] practicable.

16.11 No Consequential Damages. IN NO EVENT WILL A PARTY BE LIABLE FOR SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING, WITHOUT LIMITATION, LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. [***].

16.12 Third Party Rights. Notwithstanding anything to the contrary in this Agreement, the grant of rights by each Party under this Agreement will be subject to and limited in all respects by the terms of agreements with Third Parties by which such Party acquired any Control of intellectual property rights, and all rights granted under this Agreement will be limited to the extent of such Party’s Control.

16.13 Complete Agreement. This Agreement, together with its Exhibits, constitutes the entire agreement between the Parties regarding the subject matter hereof, and all prior representations, understandings and agreements regarding the subject matter hereof, either written or oral, express or implied, are superseded and will be and are of no effect.

16.14 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed to be an original and together will be deemed to be one (1) and the same agreement.

16.15 Headings. The captions to the several articles and sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and are not intended to affect its meaning or interpretation.

16.16 Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the law of any jurisdiction, the validity of the remaining parts or provisions will not be affected by such holding. In the event a part or provision of this Agreement held unenforceable or in conflict with law affects consideration to either Party, the Parties agree to negotiate in good faith amendment of such part or provision in a manner consistent with the intention of the Parties as expressed in this Agreement.

16.17 Amendment. This Agreement and its Exhibits may be amended or modified only by a written document signed by authorized representatives of both Parties.

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16.18 Controlling Document. In the event there is a conflict between the terms or conditions of this Agreement and the terms and conditions of any Exhibits, the terms and conditions of this Agreement will control.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date.

APPLERA CORPORATION through CELERA GENOMICS GROUP			SEATTLE GENETICS, INC.

By:	/s/ Kathy Ordoňez	By:	/s/ Clay B. Siegall
	(Signature)		(Signature)

Clay B. Siegall
(Printed Name) Kathy Ordoňez			(Printed Name)

President & CEO
(Title) Senior Vice President			(Title)

July 20, 2004			July 20, 2004
Date			Date